Exhibit 99.1

Coffee Holding Company Engages Liolios Group to Lead Strategic Investor Relations Program

STATEN ISLAND, New York – April 2, 2015 – Coffee Holding Co., Inc. (NASDAQ: JVA) (Coffee Holding), a leading wholesale coffee dealer and roaster, has engaged Liolios Group to lead a new strategic investor relations and financial communications program.

“We are about to embark on a transformation in our business that phases out hedging and short-term trading of coffee futures and options contracts to focus more on our core businesses,” said Andrew Gordon, President and CEO of Coffee Holding. “Given the volatile nature of commodities markets, these trading programs have led to inconsistencies in our bottom line, obscuring the success we have realized with our wholesale green coffee distribution and the sale of branded and private label products. We expect the reduction of trading will lead to more consistent results, and represents one of our first steps to enhance shareholder value.

“In light of this transition, we believe our shareholders will benefit from a team of experienced investor relations professionals that will help us strengthen investor communications, provide greater transparency to our performance, and increase awareness of our story in the financial marketplace. Liolios Group brings a solid track record of helping growth companies like ours enhance shareholder value by delivering the right message to the right audience with persistency and focus.”

Liolios Group will work closely with management to develop and execute a comprehensive capital markets strategy, which includes messaging and corporate positioning, strategic advisory, and introductions to new investors and key influencers across the financial community.

For additional information about Coffee Holding, contact Liolios Group at 949-574-3860 or email JVA@liolios.com.

About Liolios Group
Liolios Group, Inc. is a highly selective and comprehensive investor relations firm specializing in small-cap companies. The firm aims to deliver superior performance in corporate messaging and positioning, investor awareness, analyst and financial press coverage, and capital attraction. Founded in 1999, Liolios Group executives have extensive experience in finance and investments, and represent clients in a wide range of industries, including technology, digital media, consumer/internet retail, healthcare/life sciences, natural resources and business services. For more information about Liolios Group, please visit www.liolios.com.

About Coffee Holding
Coffee Holding Co., Inc. (NASDAQ: JVA) is a leading integrated wholesale coffee dealer and roaster, and one of the few coffee companies that offers a broad array of coffee products across the entire spectrum of consumer tastes, preferences and price points. A family-operated business for three generations, Coffee Holding has remained profitable through varying cycles of the coffee industry and economy. The company's private label and branded coffee products are sold throughout the United States, Canada and abroad to supermarkets, wholesalers, and individually owned and multi-unit retail customers. For more information, please visit www.coffeeholding.com.

Forward-Looking Statements
Any statements that are not historical facts contained in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding demand and sales of Don Manuel(R) coffee.  We have based these forward-looking statements upon information available to management as of the date of this release and management’s expectations and projections about certain future events.  It is possible that the assumptions made by management for purposes of such statements may not materialize.  Actual results may differ materially from those projected or implied in any forward-looking statements.  Such statements may involve risks and uncertainties, including but not limited to those relating to product demand, coffee prices, pricing of our products, market acceptance, the effect of economic conditions, intellectual property rights, the outcome of competitive products, risks in product development, the results of financing efforts, the ability to complete transactions, and other factors discussed from time to time in the Company’s Securities and Exchange Commission filings.  The Company undertakes no obligation to update or revise any forward-looking statement for events or circumstances after the date on which such statement is made.

Company Contact
Coffee Holding Co., Inc.
Andrew Gordon
President & CEO
718-832-0800

Investor Relations
Liolios Group Inc.
Sean Mansouri or Cody Slach
949-574-3860
JVA@liolios.com